Sub-Item 77Q1(e): Copies of Any New or Amended Investment
Advisory Contracts

Amended Annex A dated April 19, 2017 to the Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, L.P., Goldman Sachs Funds Management L.P. and
Goldman Sachs Asset Management International is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 610 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 26, 2017 (Accession No. 0001193125-17-139902).